AMENDMENT TO TRADEMARK LICENSE AGREEMENT

     AMENDMENT, dated as of April 17, 1996 (the "Amendment"), to the Trademark License Agreement, dated as of June 12, 1995, by and between Donald J. Trump, an individual with an address at 725 Fifth Avenue, New York, New York 10022 ("Trump"), and Trump Hotels & Casino Resorts, Inc., a Delaware corporation, with a principal place of business at Mississippi Avenue and The Boardwalk, Atlantic City, New Jersey 08401 (the "Company").

                              W I T N E S S E T H:

     WHEREAS, Trump and the Company are parties to that certain Trademark License Agreement, dated as of June 12, 1995 (as the same may be amended, modified or supplemented from time to time, the "License Agreement"); and

     WHEREAS, as a result of the merger (the "Merger") of THCR Merger Corp., a Delaware corporation ("Merger Sub") and a wholly owned subsidiary of the Company, with and into Taj Mahal Holding Corp., a Delaware corporation ("Taj Holding"), pursuant to the Agreement and Plan of Merger, dated as of January 8, 1996, among the Company, Taj Holding and Merger Sub, as amended by Amendment to Agreement and Plan of Merger, dated as of January 31, 1996, and certain related transactions, Trump Hotels & Casino Resorts Holdings, L.P., a Delaware limited partnership and a subsidiary of the Company, indirectly wholly owns Trump Taj Mahal Associates, the owner and operator of the Trump Taj Mahal Casino Resort.

     WHEREAS, Trump and the Company have agreed that from and after the date hereof, the License Agreement be amended subject to and upon the terms and conditions set forth herein;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     1. Definitions. As used herein, all terms that are defined in the License Agreement (except as modified hereby) shall have the same meanings herein.

     2. Amendments.

     2.1 The License Agreement is hereby amended by deleting the term "Retained Casinos" each time such term appears therein and inserting in lieu thereof the term "Retained Casino."

     2.2 The definition of the term "Retained Casinos" set forth in paragraph
1.12 of the License Agreement is hereby amended and restated in its entirety to read as follows:

          "1.12 "Retained Casino" shall mean Trump's Castle Hotel and Casino ("Trump's Castle") located in Atlantic City, New Jersey."

     2.3 Paragraph 2.2 of the License Agreement is hereby amended by deleting the phrase "the Amended and Restated License Agreement between Trump and Trump Taj Mahal Associates dated April 1, 1991 and" and the word "respectively," set forth therein.

     2.4 Paragraph 3.1.3 of the License Agreement is hereby amended by deleting the phrases "the Amended and Restated License Agreement between Trump and Trump Taj Mahal Associates dated April 1, 1991 and" and ", and the security interests in the registrations "Trump Castle" and "Trump Plaza" as of October 3, 1990 in favor of Bankers Trust Company" set forth therein.

     2.5 Schedule A to the License Agreement is hereby amended by adding the following:

================================================================================
THE TRUMP TAJ MAHAL   filed           74/587,101     perfume and cologne
                      10/18/94

TRUMP TAJ MAHAL       filed           74/587,102     perfume and cologne
                      10/18/94

TAJ MAHAL             filed           74/587,103     perfume and cologne
                      10/18/94

TAJ MAHAL             filed           75/036,021     perfume, toilet water, and
                      12/22/95                       cologne
================================================================================

     2.6 Schedule B to the License Agreement is hereby amended and restated in its entirety to read as follows:
                                                                      Schedule B
"
                              RETAINED CASINO MARKS

I. U.S. Registrations.

            Mark         Reg. Date     Reg. No.        Goods/Service
            ----         ---------     --------        -------------
        TRUMP CASTLE      10/3/89      1,559,355       Hotel services
        TRUMP CASTLE      9/19/89      1,557,303       Entertainment services,
                                                       namely providing casino
                                                       services

II. U.S. Application.

            Mark         Reg. Date     Serial No.        Goods/Service
            ----         ---------     ----------        -------------
       TRUMP'S CASTLE     3/23/94      74-504,262        Entertainment services,
                                                         namely providing casino
                                                         services and hotel and
                                                         restaurant services   "

     3. License Agreement Ratified. Except to the extent hereby amended, the License Agreement remains in full force and effect and is hereby ratified and affirmed.

     4. Effect of Amendment. This Amendment shall be limited precisely as written and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the License Agreement or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the parties hereto may now have or have in the future under or in connection with the License Agreement or any of the instruments or agreements referred to therein. Whenever the License Agreement is referred to in the License Agreement or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the License Agreement as modified by this Amendment.

     5. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same agreement, it being understood that all of the parties need not sign the same counterpart.

     6. Governing Law. THIS AMENDMENT, THE LEGAL RELATIONS BETWEEN THE PARTIES AND THE ADJUDICATION AND THE ENFORCEMENT THEREOF, SHALL BE GOVERNED BY AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO APPLICABLE CONFLICT OF LAW RULES OR PRINCIPLES, EXCEPT THAT ANY QUESTIONS GOVERNED BY THE TRADEMARK STATUTES OF THE UNITED STATES OF AMERICA SHALL BE GOVERNED BY AND DETERMINED PURSUANT TO AND/OR UNDER SUCH STATUTES.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and the year first above written.



                                           ------------------------------
                                           DONALD J. TRUMP



                                           TRUMP HOTELS & CASINO RESORTS, INC.


                                           By:_________________________
                                              Name:   Robert M. Pickus
                                              Title:  Executive Vice President